	Summary Prospectus	Ticker Symbols
Special Situations Fund	January 31, 2010	Class A: FISSX Class B: FISBX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at www.firstinvestors.com/funds.  You can also get this information at no cost by calling 1-800-423-4026 or by sending an e-mail request to admcust@firstinvestors.com.  The Fund’s prospectus and SAI, both dated January 31, 2010, and the financial statements included in the Fund’s most recent report to shareholders, dated September 30, 2009, are all incorporated by reference into this Summary Prospectus.

Investment Objective:  The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 99 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-42 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B
Maximum sales charge (load) imposed on purchases (as a percentage offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B
Management Fees	0.98%	0.98%
Distribution and Service (12b-1) Fees	0.30%	1.00%
Other Expenses	0.54%	0.54%
Total Annual Fund Operating Expenses	1.82%	2.52%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$749	$1,115	$1,504	$2,589
Class B shares	$655	$1,085	$1,540	$2,684*

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$749	$1,115	$1,504	$2,589
Class B shares	$255	$785	$1,340	$2,684*
* Assumes conversion to Class A shares eight years after purchase.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund primarily invests in common stocks of smaller companies that have a new product or service, are in a position to benefit from some change in the economy, industry transformation, new law, new regulation or new technology, or are experiencing some other “special situation” that makes them undervalued relative to their long-term potential.  The Fund may also invest in stocks of mid-size or large companies.  The Fund may also emphasize certain industry sectors based on economic and market conditions.

In selecting stocks, the Fund relies on fundamental and quantitative analysis to identify small-size stocks with attractive growth prospects due to a special situation.  The Fund seeks to invest in companies with improving business fundamentals, strong market shares for their products or services and/or strong management.  The Fund may sell a stock if it becomes fully valued, it appreciates in value to the point that it is no longer a small company stock, its fundamentals have deteriorated or alternative investments become more attractive.

Principal Risks:  You can lose money by investing in the Fund.  The likelihood of a loss is greater if you invest for a short period of time.  The Fund is intended for investors who:

■	Are seeking significant growth of capital,

■	Want exposure to investments in small-size companies,

■	Are willing to accept a high degree of investment risk, and

■	Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Special Situations Fund:

Market Risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment.

Small-Size Company Risk.  The market risk associated with small-size company stocks is greater than that associated with larger company stocks.  Small-size company stocks tend to experience sharper price fluctuations than larger company stocks, particularly during bear markets.  At times it may be difficult for the Fund to sell these securities at a reasonable price.

Undervalued Security Risk.  The Fund seeks to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions.  If these events do not occur, or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

Sector Risk.  The Fund will face a greater risk of loss due to factors affecting a single sector or industry than if the Fund always maintained wide diversity among the sectors and industries in which it invests.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns for Calendar Years ended December 31

During the periods shown, the highest quarterly return was 22.80% (for the quarter ended June 30, 2001) and the lowest quarterly return was -27.55% (for the quarter ended March 31, 2001).

Average Annual Total Returns for Periods ended December 31, 2009
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	22.22%	1.82%	-0.61%
(Return After Taxes on Distributions)	22.22%	1.16%	-1.37%
(Return After Taxes on Distributions and Sales of Fund Shares)	14.44%	1.41%	-0.75%
Class B Shares
(Return Before Taxes)	24.70%	1.97%	-0.46%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.51%	3.51%

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser and Paradigm Capital Management, Inc. (“Paradigm Capital Management”) serves as subadviser of the Fund.

Portfolio Manager:  Jonathan S. Vyorst, Senior Vice President, and Jason V. Ronovech, CFA and Vice President, of Paradigm Capital Management, have served as Co-Portfolio Managers of the Fund since 2007.

Purchase and Sale of Fund Shares:  You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1-800-423-4026.  The minimum initial purchase is $1,000.  The minimum initial purchase is reduced for certain types of accounts and also for accounts opened under a systematic investment plan.  Subsequent investments can be made in any U.S. dollar amount.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries: The Fund is primarily sold to retail investors through its principal underwriter, First Investors Corporation (“FIC”).  FIC is an affiliate of the Fund’s adviser and both are subsidiaries of the same holding company.  FIC pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds.  This may create a conflict of interest by influencing the representatives to recommend First Investors Funds over other funds.  For more information on FIC’s policies ask your representative, see the Fund’s SAI or visit First Investors website at: www.firstinvestors.com.

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